EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

     I, Norman W. Gayle, III, President and Chief Executive Officer of Vesta Insurance Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)        the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: /s/    November 14 , 2002

                                                                                                                                 /s/   Norman W. Gayle, III
                                                                                                                                    Norman W. Gayle, III
                                                                                                                             President and Chief Executive Officer
                                                                                                                            Vesta Insurance Group, Inc.